UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2023
MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of     Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2023, the Board of Directors of Macy’s, Inc. (“Macy’s” or the “Company”) elected Naveen K. Chopra as an independent director, effective April 1, 2023. Mr. Chopra is Executive Vice President and Chief Financial Officer of Paramount Global, a media and entertainment company. The Board also appointed Mr. Chopra as a member of the Audit Committee and the Finance Committee of the Board of Directors.
Mr. Chopra will participate in Macy’s standard non-employee director compensation arrangements described in the proxy statement for Macy’s annual meeting of shareholders held on May 20, 2022 under the caption “Further Information Concerning the Board of Directors.”

On March 23, 2023, John A. Bryant and Leslie D. Hale notified the Chairman of Macy’s that they intend not to stand for re-election to the Board of Directors at the annual meeting of Macy’s shareholders to be held on May 19, 2023. Mr. Bryant and Ms. Hale will remain directors until the end of the annual meeting. Mr. Bryant’s and Ms. Hale’s decision not to stand for re-election does not arise from any disagreement with management on any matter relating to the Company’s operations, policies or practices.

The Board of Directors has approved an increase of the size of the Board from fourteen to fifteen members effective as of April 1, 2023.

Item 7.01. Regulation FD Disclosure.

A press release related to the matters described in Item 5.02 of this Current Report on Form 8-K is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Macy’s dated March 23, 2023
104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: March 23, 2023	By:	/s/ Elisa D. Garcia
	Name:	Elisa D. Garcia
	Title:	Executive Vice President, Chief Legal Officer and Secretary